Item 77Q1(a)

Amended Schedule A, dated September 8, 2016, to the Declaration of Trust, dated November 11, 2015. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 30, 2016 (Accession Number 0001193125-16-727394).